                                                                    EXHIBIT (23)




                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-105682 and 333-92793) pertaining to The Gorman-Rupp Company 401(k) Plan of our report dated June 3, 2003, with respect to the financial statements and schedules of The Gorman-Rupp Company 401(k) Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2002.





                                 /s/ ERNST & YOUNG LLP




Cleveland, Ohio
June 18, 2003




                                       17